SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material Pursuant to Sec.240.141-11(c) or Sec.240.14a-12

                            Gencor Industries, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Robert J. Stevens
     ----------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          --------------------------------
     2)   Aggregate number of securities to which transaction applies:

          --------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------
     4)   Proposed maximum aggregate value of transaction:

          --------------------------------
     5)   Total fee paid:
          --------------------------------
[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                 ------------
     2)  Form, Schedule or Registration Statement No.:
                                                       ----------
     3)  Filing Party
                      ----------------------------
     4)  Date Filed
                    ------------------------

                               PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                             GENCOR INDUSTRIES, INC.
                            TO BE HELD MARCH 8, 1996

     This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of Gencor Industries, Inc. (the "Company") to be held on March 8, 1996, at 9:00 a.m., Eastern Standard Time, at the corporate offices of Gencor Industries, Inc., 5201 North Orange Blossom Tail, Orlando, Florida. A Form of Proxy and Request for Legal Proxy accompanies this Proxy Statement. This Proxy Statement and accompanying proxy and request for legal proxy are first being sent to shareholders of the Company's common stock on or about February 29, 1996. Holders of Class B stock are not being solicited.


                      SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by Robert J. Stevens to be used at the Annual Meeting of the holders of the Company's Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (hereinafter referred to as "Common Stock" and "Class B Stock,", respectively) to be held March 8, 1996. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal offices. The cost of soliciting proxies will be borne by Mr. Stevens, who has engaged an attorney for such purpose. Mr. Stevens estimates that his cost of this proxy solicitation will not exceed $1,000; no expenditures have been made as of the date hereof other than payment of the filing fee. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone facsimile transmission by Mr. Stevens. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of the Director shown as a nominee on the proxy enclosed herewith, for the ratification of the accountants selected by the Company's Board of Directors, and in Mr. Stevens' discretion with respect to all other matters which may be brought before the meeting.


FOR STOCKHOLDERS WITH PHYSICAL POSSESSION OF THEIR CERTIFICATES, FILL OUT, DATE AND SIGN THE PROXY AND RETURN IT TO MR. STEVENS IN THE UPS OVERNIGHT COURIER ENVELOPE PROVIDED. IF YOUR STOCK IS HELD IN STREET NAME YOU MUST ALSO DATE AND
                    -----------------------------------------------------------
SIGN THE "REQUEST FOR LEGAL PROXY" FORM AND FAX IT TO YOUR BROKER.
------------------------------------------------------------------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     This proxy solicitation is being made by Mr. Robert J. Stevens. Mr. Stevens is employed as the vice president of operations by HMS Securities, Inc., an NASD registered securities broker/dealer. The business address of Mr. Stevens and HMS is 160 Summit Avenue, Montvale, New Jersey 07645.

     This proxy solicitation is being made to solicit proxies to elect Mr. Robert D. Kashan as the Director of the Company elected by the Common Shareholders. Mr. Kashan is the president of Kashan Litho, Inc., a company engaged in the commercial printing business. Mr. Kashan and Kashan Litho are located at 424 West 33rd Street, New York, New York 10001. It is Mr. Stevens' belief that the holders of Common Stock would be better served by choosing an independent voice to represent them on the Board of Directors rather than being represented by the nominee of management. Because the holders of Common Stock may elect only one of the Company's five directors (the other directors being elected by the holders of the Company's Class B Stock), the election of Mr. Kashan would not effect a change of control over the Company. Both Mr. Stevens and Mr. Kashan believe that the Company has not done enough to maximize shareholder value; however, neither Mr. Stevens nor Mr. Kashan has at this time formulated specific strategies they wish the Company to pursue to reach this goal.

     Mr. Stevens is the record and beneficial owner of 330 shares of the Company's Common Stock, 300 of which were purchased for cash and 30 of which were received as a stock dividend. Mr. Kashan is the record and beneficial owner of 26,850 shares of the Company's Common Stock which he purchased (other than stock received as a dividend) in a margin account and the beneficial owner of an additional 7,940 shares which were purchased (other than stock received as a dividend) for cash by a pension plan for Mr. Kashan's benefit.

     In the past two years Mr. Stevens has entered into no purchase and sale transactions in the Company's Common Stock, but did receive a stock dividend of 30 shares on December 30, 1994.

     In the past two years Mr. Kashan and Hampton Offset Inc. Money Purchase Plan ("Hampton"), a pension plan of which Mr. Kashan is the beneficiary, have entered into the following purchase and sale transactions in the Company's Common Stock. All margin tranasactions were in Mr. Kashan's account; all cash transactions were in Hampton's account.

     Date           Type      Amount        Cash/Margin     Price
     ----           ----      ------        -----------     -----

April 29, 1994      Buy       1,000           Margin        13 3/4
Aug. 30, 1994       Buy       1,700            Cash          8 5/16
Sept. 1, 1994       Buy       1,500           Margin        10 3/4
Sept. 2, 1994       Buy       1,700            Cash         11 1/16

Sept. 28, 1994      Buy         500           Margin        12 1/2
Sept. 28, 1994      Buy       1,500           Margin        11 1/2
Oct. 17, 1994       Buy       3,000            Cash         13
Nov. 25, 1994       Buy       2,000            Cash         12 1/2
Dec. 30, 1994       Div.        540          Dividend          -
Dec. 30, 1994       Div.      2,350          Dividend          -

     With respect to the Company's 1995 annual meeting of shareholders, Mr. Kashan gave a proxy to vote all shares owned as of the record date of such meeting to Mr. Harvey Houtkin.

          Harvey Houtkin is a customer of HMS Securities, Mr. Stevens' employer, and thus is well known to Mr. Stevens. Mr. Houtkin and certain of his affiliates and relatives (and their affiliates) file reports on Form 13D relating to their control, in the aggregate, of 348,773 shares of the Company's Common Stock, equalling approximately 26% of the Company's issued and outstanding Common Stock. Mr. Houtkin is the President of All-Tech Investment Group, Inc. ("All-Tech"), an NASD registered broker-dealer which makes a market in the Company's Common Stock and many of whose customers own shares of the Company's Common Stock. Mr. Kashan is a customer of All-Tech as well as a friend of Mr. Houtkin.

                                VOTING SECURITIES

     The Company's proxy statement dated January 5, 1996 (the "Company proxy statement"), states that at the close of business on December 18, 1995, there were 1,338,833 shares of Common Stock and 434,032 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting. The Company proxy statement does not indicate that such number of outstanding shares was different on the record date for the meeting, January 5, 1996, and thus Mr. Stevens has presumed that it was not.

     The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only shareholders of record at the close of business on January 5, 1996, are entitled to vote at the Annual Meeting and any adjournment thereof. Management of the Company has stated in the Company proxy statement that it expects that the Directors and Executive Officers of the Company will vote for the nominees and proposals shown in the Company proxy statement. Mr. Stevens intends to vote his shares for the election of Mr. Robert D. Kashan as the director of the Company elected by the Common Shareholders, for the ratification of Deloitte & Touche LLP as auditors for the Company for the year ending September 30, 1996 and in his discretion with respect to other matters which may come before the Annual Meeting. He will vote all shares with respect to which he receives proxies pursuant to the instructions thereon.

     The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum. The affirmative vote of the holders of the majority of shares represented in person or by proxy at the meeting will be required for any action to be approved.


                   PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Election of Directors
---------------------

     The Company's Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board shall be elected by Class B shareholders, voting separately as a class. The Company stated in the Company proxy statement that it anticipates that the Class B Directors will be elected.

     The Company proxy statement states that pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at five. The Board of Directors of the Company selected the following four persons, each of whom is serving as a Director currently, as nominees for election as Directors of the Company by the Class B shareholders, to serve until his respective successor has been elected and qualified, or until such individual's earlier resignation or removal:

     E.J. Elliott
     Constantine L. Corpas
     John E. Elliott
     Peter Kourmolis

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

     The fifth Director of the Company is elected by the Common Shareholders. Mr. Stevens, who is soliciting proxies hereby, intends to nominate and vote his Common Shares, FOR the election of Robert D. Kashan as the Director of the
               ---
Company elected by the Common Shareholders and not for the person nominated by the Company's management. Mr. Stevens will also vote all shares for which he receives proxies pursuant to the instructions indicated thereon. Mr. Kashan is willing to serve as a director of the Company.

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to elect Mr.

Kashan. Abstentions and broker non-votes will have no effect. The Director elected by the Common Shareholders shall serve until his successor has been elected and qualified, or until his earlier resignation or removal.

Directors and Executive Officers of the Company
-----------------------------------------------

     Set forth below is information regarding Robert D. Kashan, whom Mr. Stevens intends to nominate to serve as the Director of the Company elected by the Common Shareholders:

                              Principal Occupation          Director of
Name, Age and Position        and Business Experience       Company
Held with the Company         During Past Five Years        Since
--------------------------------------------------------------------------

Robert D. Kashan, 41          President, Kashan             Not currently
                              Litho, Inc. for 13 years      a Director

     Mr. Kashan has agreed with Robert J. Stevens that if Mr. Stevens nominates Mr. Kashan as a Director of the Company, and Mr. Kashan is elected to serve, Mr. Kashan will serve in such capacity until his successor is elected and shall have qualified.

     Neither Mr. Kashan nor any of his affiliates have transacted any business with or received any consideration from the Company other than the stock dividend declared on the Company's Common Stock, or entered into any business relationship with or concerning the Company.

Ratification of Selection of Auditors
-------------------------------------

     The Company's Board of Directors has recommended in the Company proxy statement that shareholders ratify and approve the Company's selection of Deloitte and Touche LLP at the 1996 Annual Meeting. Mr. Stevens intends to vote his and all shares with respect to which he receives a proxy for such proposal.

Other Business
--------------

     The Company proxy statement states that the Company's Board of Directors knows of no business which will be presented for action at the Annual Meeting other than as set forth in its Proxy Statement, but if any other matters properly come before the meeting, it is the intention of the persons named in the Company's proxy to vote on such matters in accordance with their best judgment. Mr. Stevens knows of no business which will be presented for action at the Annual Meeting other than as set forth in this Proxy Statement, but if any other matters properly come before the meeting, it is his intention to vote on such matters in accordance with his best judgment.

                              SHAREHOLDER PROPOSALS

     The Company proxy statement states that any proposal of a shareholder intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the President of the Company for possible inclusion in the Company's Proxy Statement, and notice of meeting relating to that meeting by September 11, 1996. Shareholder proposals must be made in compliance with the applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED BY MR. STEVENS AT THE 1996 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED HEREWITH. IF YOUR STOCK IS HELD IN STREET NAME,
                                         -------------------------------------
YOU MUST ALSO FILL OUT THE REQUEST FOR LEGAL PROXY FORM AND SEND IT BY TELEPHONE
--------------------------------------------------------------------------------
FACSIMILE TO YOUR BROKER.
------------------------


                                   ----------------------
                                   Robert J. Stevens

Montvale, New Jersey
February 29, 1996

               THIS PROXY IS BEING SOLICITED BY ROBERT J. STEVENS

            Annual Meeting of Shareholders of Gencor Industries, Inc.
            ---------------------------------------------------------

Instructions:
-------------

This proxy is for holders of Common Stock only. Complete this form by checking the appropriate boxes, signing below on the right and indicating the date below on the left. If you do not date and sign the form, your vote may be declared invalid. Please mark your choices clearly.


Vote for, against or withhold vote for Robert D. Kashan as Director elected by the Common Shareholders:

[  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

Vote for, against or withhold vote to ratify selections of Deloitte & Touche LLP as auditors for the Company:

[  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

Discretionary authority to vote with respect to any other matters which may come before the meeting:

[  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN


The undersigned hereby appoints Robert J. Stevens as proxy, with the power to appoint his substitute, to represent and vote all shares of Common Stock of and on behalf of the undersigned as designated above at the Annual Meeting of Shareholdes of Gencor Industries, Inc. to be held March 8, 1996, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting.

This proxy, when properly executed, will be voted in the manner directed on this proxy by the undersigned shareholder. If no direction is indicated, the Proxy will be voted FOR Proposals 1 and 2. Please sign exactly as your name appears
                                      ----------------------------------------
hereon.  If shares are held in the name of two persons, all must sign.  If the
------   ---------------------------------------------------------------------
signer is a corporation, sign full corporate name by duly authorized officer.
-----------------------------------------------------------------------------





DATE
    ---------------           ---------------------------
                                    SIGNATURE


                              ----------------------------
                               SIGNATURE IF HELD JOINTLY

             YOU MUST SIGN AND DATE THIS PROXY FOR IT TO BE COUNTED
             ------------------------------------------------------

                             REQUEST FOR LEGAL PROXY
                             -----------------------


IF YOUR STOCK IS HELD IN STREET NAME AT A BROKERAGE HOUSE, IN ADDITION TO
-------------------------------------------------------------------------
FILLING OUT THE FORM OF PROXY ON THE PREVIOUS PAGE AND RETURNING IT TO MR.
--------------------------------------------------------------------------
STEVENS, PLEASE SIGN THIS FORM AT THE BOTTOM OF THE PAGE AND SEND IT BY
-----------------------------------------------------------------------
FACSIMILE TRANSMISSION TO YOUR BROKER AT THE BROKERAGE FIRM WHERE YOU HAVE YOUR
-------------------------------------------------------------------------------
ACCOUNT.
--------

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS. IF STOCK IS HELD BY TWO OR MORE PERSONS, BOTH MUST SIGN. IF STOCK IS HELD BY A CORPORATION, SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.




                                   February 29, 1996

[Name of Brokerage Firm]
[Address of Brokerage Firm]






Gentlemen/Ladies:

     At the close of business on January 5, 1996, the record date for the annual meeting of shareholders (the "Annual Meeting") the following person was the beneficial owner of the number of shares indicated standing in street name at your firm:

Name of Shareholder:

Acct No:

Number of Shares:

I wish to appoint Robert J. Stevens as my proxy to vote the foregoing shares at the Annual meeting. Please forward a legal proxy to him by overnight delivery to the following address:

               Robert J. Stevens
               HMS Securities, Inc.
               160 Summit Avenue
               Montvale, New Jersey

                                   Very truly yours,


                                   -------------------------
                                      Signature


                                   -------------------------
                                   Signature if held jointly








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